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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITOR'S CONSENT

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 9, 2000 in the registration statement on Form SB-2 of Axonyx Inc.

/s/ Richard A. Eisner & Company, LLP
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New York, New York
May 18, 2000